Exhibit A


                             JOINT FILING AGREEMENT


     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(k)(1) of the Securities Exchange Act of 1934.

Dated:   April 27, 1998

                              By:       /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Name:  Frederick B. Hegi, Jr.


                              By:       /s/ James T. Callier, Jr.
                                 -----------------------------------------------
                                   Name:  James T. Callier, Jr.


                              By:       /s/ Thomas W. Sturgess
                                 -----------------------------------------------
                                   Name:  Thomas W. Sturgess


                              By:       /s/ James A. Johnson
                                 -----------------------------------------------
                                   Name:  James A. Johnson


                              By:       /s/ V. Edward Easterling, Jr.
                                 -----------------------------------------------
                                   Name:  V. Edward Easterling, Jr.


                              By:       /s/ Michael B. Decker
                                 -----------------------------------------------
                                   Name:  Michael B. Decker


                              WINGATE MANAGEMENT COMPANY, L.P.


                              By:    /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Frederick B. Hegi, Jr.,
                                   General Partner

                              WINGATE PARTNERS, L.P.

                              By:  Wingate Management Company, L.P.,
                                   General Partner


                              By:    /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Frederick B. Hegi, Jr.,
                                   General Partner


                              WINGATE MANAGEMENT LIMITED, L.L.C.


                              By:    /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Frederick B. Hegi, Jr.,
                                   Principal

                              WINGATE MANAGEMENT COMPANY II, L.P.

                              By:  Wingate Management Limited, L.L.C.,
                                   General Partner


                              By:    /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Frederick B. Hegi, Jr.,
                                   Principal

                              WINGATE PARTNERS II, L.P.

                              By:  Wingate Management Company II, L.P.

                              By:  Wingate Management Limited, L.L.C.,
                                   General Partner


                              By:    /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Frederick B. Hegi, Jr.,
                                   Principal

                              WINGATE AFFILIATES, L.P.


                              By:    /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Frederick B. Hegi, Jr.,
                                   General Partner

                              WINGATE AFFILIATES II, L.P.


                              By:    /s/ Frederick B. Hegi, Jr.
                                 -----------------------------------------------
                                   Frederick B. Hegi, Jr.,
                                   General Partner